Exhibit 99.1

SCOTTSDALE, Ariz., Jan. 13, 2022 (GLOBE NEWSWIRE) — Cerberus Cyber Sentinel Corp. (Nasdaq: CISO), a managed cybersecurity and compliance (MCCP) company, today announced the pricing of its initial public offering of 2,000,000 shares of its common stock at a price of $5.00 per share to the public for a total of $10,000,000 of gross proceeds to Cerberus Cyber Sentinel Corp.

The common stock is expected to begin trading on the Nasdaq Capital Market on January 14, 2022, under the symbol “CISO.” The offering is expected to close on January 19, 2022, subject to customary closing conditions.

Boustead Securities, LLC is acting as the sole underwriter for the offering. Gray Reed & McGraw LLP served as counsel to CISO, Michelman & Robinson LLP served as counsel to the underwriter.

The offering is being made only by means of a prospectus. A copy of the final prospectus related to the offering may be obtained, when available, from Boustead Securities, LLC, via email: offerings@boustead1828.com or by calling +1 (949) 502-4408 or standard mail at Boustead Securities, LLC, Attn: Equity Capital Markets, 6 Venture, Suite 395, Irvine, CA 92618, USA. In addition, a copy of the final prospectus, when available, relating to the offering may be obtained via the SEC’s website at www.sec.gov.

A registration statement relating to these securities was filed with the Securities and Exchange Commission and was declared effective on January 13, 2022. This news release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Cerberus Sentinel

Cerberus Sentinel is an industry leader in Managed Cybersecurity and Compliance (MCCP) services with its exclusive MCCP+ managed compliance and cybersecurity services plus culture program. The company is rapidly expanding by acquiring world-class cybersecurity, secured managed services, and compliance companies with top-tier talent that utilize the latest technology to create innovative solutions to protect the most demanding businesses and government organizations against continuing and emerging security threats and compliance obligations.

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Safe Harbor Statement

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Cerberus Sentinel’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” and elsewhere in Cerberus Sentinel’s Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein, could affect Cerberus Sentinel’s future financial results and could cause actual results to differ materially from those expressed in such forward-looking statements. The forward-looking statements in this news release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause the Cerberus Sentinel’s actual results to differ materially from expected and historical results. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Contact:

Charles J. Zigmund, Vice President

Cerberus Sentinel

617-838-4183

charles.zigmund@cerberussentinel.com

Cathy Morley Foster

Eskenzi PR

925-708-7893

cathy@eskenzipr.com

Matt Glover or Alex Kovtun

Gateway Investor Relations

949-574-3860

CISO@gatewayir.com

Keith Moore, Chief Executive Officer

Boustead Securities, LLC

+1 949-502-4408

keith@boustead1828.com